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                                                                    EXHIBIT 10.6

                            VASTAR RESOURCES, INC.
                              SECOND AMENDMENT TO
                            EXECUTIVE DEFERRAL PLAN


     Pursuant to the power of amendment reserved therein, Vastar Resources, Inc. Amended and Restated Executive Deferral Plan, which was effective March 24, 1999, and amended by the First Amendment to such plan executed August 12, 1999, is hereby amended effective May 24, 2000, as follows:

     1. Section 2.5(b) is amended to replace the subsection with the following:

          "A Participant's Deferral Commitments shall not terminate upon a Change of Control triggered by the Merger. Further, except as provided below, Deferral Commitments shall not terminate upon a Subsequent Change of Control. If a Subsequent Change of Control occurs on or before June 30, 2001, Deferral Commitments shall terminate as of June 30, 2001. Notwithstanding the foregoing, any Deferral Commitments relating to Awards and ESSP benefits which a Participant is or becomes entitled to on or prior to June 30, 2001, shall remain binding."

     Executed this 6th day of July, 2000.


                              VASTAR RESOURCES, INC.


                                   /s/  JEFFREY M. BENDER
ATTEST:                       By: ----------------------------------
                                    Jeffrey M. Bender
                                    Vice President, Human Resources
    /s/  ANTHONY S. NOONAN
By: -------------------------------
         Anthony S. Noonan
Name: -----------------------------
         General Tax Officer
Title: ----------------------------


Approved as to Form:

WACHOVIA BANK, N.A.

    /s/  PETER D. QUINN
By: ------------------------------
         Peter D. Quinn
Name: ----------------------------
         Senior Vice President
Title: ---------------------------